PRUDENTIAL INVESTMENT PORTFOLIOS 8

PGIM Securitized Credit Fund

(the "Fund")

Supplement dated May 1, 2024

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information (SAI), as applicable, and retain it for future reference.

Mr. Peter Freitag has announced his intention to retire from the Fund's portfolio management team in the second quarter of 2025.

To reflect this change, the Fund's Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.The tables in (i) the section of the Summary Prospectus and Prospectus entitled "Management of the Fund"; (ii) the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed"; and (iii) the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests," are hereby revised by adding the following footnote with respect to Mr. Freitag:

"*Mr. Freitag has announced his intention to retire in the second quarter of 2025."

LR1471